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                                                                      Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Post- Effective Amendment No. 1 on Form S-8 to Form S-4 (File No. 333-130967) of our report dated June 21, 2007 relating to the 2006 financial statements of Burlington Resources Inc. Retirement Savings Plan, which appears in this Form 11-K.


                                        /S/ Ham, Langston & Brezina, L.L.P.
                                        HAM, LANGSTON & BREZINA, L.L.P.

Houston, Texas
June 21, 2007